                             CERTIFICATION OF 10QSB

I, Alan Treibitz of Z-Axis  Corporation  (the "Company"),  certify,  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)  the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the  requirements of
     Section 13 (a) or 15 (d) of the Securities  Exchange Act of 1934 (15 U.S.C.
     78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Alan Treibitz
                                              Chief Executive Officer
                                              and Chief Financial Officer
Dated: August 14, 2002